Exhibit 99.1

EXECUTION COPY

WPS RESOURCES CORPORATION

4,600,000 Shares of Common Stock, $1.00 par value

Underwriting Agreement

November 15, 2005

J.P. Morgan Securities Inc.
Banc of America Securities LLC
As Representatives of the
  several Underwriters listed
  in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

        WPS Resources Corporation, a Wisconsin corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 1,900,000 shares of common stock, par value $1.00 per share, of the Company, (the “Common Stock”), and, at the option of the Underwriters, up to an additional 690,000 shares of Common Stock. J.P. Morgan Securities Inc., as agent (in that capacity, the “Forward Seller”) for JPMorgan Chase Bank, National Association, London Branch (the “Forward Purchaser”), at the Company’s request, proposes to sell to the Underwriters an aggregate of 2,700,000 shares of Common Stock in connection with the letter agreement, dated the date hereof, between the Company and the Forward Purchaser, acting through the Forward Seller (the “Forward Agreement”), relating to the forward sale by the Company of a number of shares of Common Stock equal to the number of shares of Common Stock to be borrowed and sold by the Forward Seller. The 4,600,000 shares of Common Stock to be sold by the Company and the Forward Seller, in the aggregate, are herein referred to as the “Underwritten Shares,” and the up to 690,000 additional shares of Common Stock to be sold by the Company to the Underwriters, at the option of the Underwriters, are herein referred to as the “Option Shares.” The shares of Common Stock to be sold by the Company to the Underwriters (including the Option Shares) are herein referred to as the “Company Shares,” and the shares of Common Stock to be borrowed and sold by the Forward Seller to the Underwriters are herein referred to as the “Borrowed Shares.” The Underwritten Shares and Option Shares are herein referred to as the “Shares.”

        The Common Stock, including the Shares, will have attached thereto rights to purchase shares of Common Stock (the “Rights”). The Rights are to be issued pursuant to a Rights Agreement, dated as of December 12, 1996, as amended, between the Company and American Stock Transfer & Trust Company (as successor to U.S. Bank National Association and Firstar Trust Company, as rights agent ) (the “Rights Agreement”).

        The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

    1.        Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-124446) including a prospectus (the “Basic Prospectus”) to be used in connection with the public offering and sale of certain securities, including the Shares and Rights. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act is referred to herein as the “Registration Statement.” In addition, the Company will file with the Commission a prospectus supplement specifically relating to the Shares (the “Prospectus Supplement”) pursuant to Rule 424 of the Securities Act within the applicable time period set forth therein. The term “Prospectus” means the Basic Prospectus, together with the Prospectus Supplement specifically relating to the Shares, in the form first used by the Underwriters to confirm sales of the Shares. The term “Preliminary Prospectus” means a preliminary prospectus supplement specifically relating to the Shares, together with the Basic Prospectus. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus, or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

    2.        Purchase of the Shares by the Underwriters. (a)(i) Each of the Company and the Forward Seller agrees, severally and not jointly, to sell to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from each of the Company and the Forward Seller, that number of Underwritten Shares which bears the same ratio to the number of Underwritten Shares being sold by the Company and the Forward Seller, respectively, as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number as increased pursuant to Section 10 or reduced pursuant to Section 2(a)(ii) hereof) bears to the aggregate number of Underwritten Shares being purchased by all of the Underwriters in Schedule 1 hereto, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make, at a purchase price per share (the “Purchase Price”) of $51.955.

    (ii)        If the Company does not meet all of the conditions to effectiveness set forth in the Forward Agreement on or prior to the Closing Date, the Forward Seller, in its sole judgment, may choose not to borrow and deliver for sale the Borrowed Shares. In addition, in the event that the Forward Seller is unable to borrow and deliver for sale under this Agreement the number of Borrowed Shares specified in the first paragraph of this Agreement or if, in the sole reasonable judgment of the Forward Purchaser, either it is impracticable to do so or the Forward Seller would incur a stock loan cost of more than a rate equal to 75 basis points per annum to do so, then the Forward Seller shall only be required to deliver for sale the aggregate number of shares of Common Stock that the Forward Seller is able to so borrow at or below such cost. If the number of Borrowed Shares is reduced pursuant to the preceding sentence of this Section 2(a)(ii), the number of Borrowed Shares that the Forward Seller is obligated to sell to each of the Underwriters and that each of the Underwriters is severally obligated to purchase from the Forward Seller pursuant to Section 2(a)(i) shall be reduced, pro rata, among the Underwriters, based on the number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 and the aggregate number of Underwritten Shares to be purchased by all of the Underwriters in Schedule 1 hereto.

    (iii)        If, pursuant to Section 2(a)(ii), the Forward Seller does not borrow and deliver for sale the number of Borrowed Shares specified in the first paragraph of this Agreement, the Forward Seller will use its best efforts to notify the Company no later than one business day (as hereinafter defined) prior to the Closing Date. The Representatives shall have the right to postpone the Closing Date for a period not exceeding one business day in order to effect any required changes in any documents or arrangements arising out of any reduction in the number of Borrowed Shares delivered by the Forward Seller pursuant to Section 2(a)(ii). The Forward Seller shall have no liability whatsoever to the Company, the Underwriters or any other party for any Borrowed Shares that the Forward Seller, in accordance with Section 2(a)(ii), does not deliver at the Closing.

    (b)        In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price.

        If any Option Shares are to be purchased and sold hereunder, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 10 or reduced as set forth in Section 2(a)(ii) hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company and the Forward Seller by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

        The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day following the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

    (c)        Each of the Company and the Forward Seller acknowledges that the Underwriters intend to offer the Shares to the public as soon as it is, in the judgment of the Representatives, advisable following the execution of this Agreement and initially to offer the Shares on the terms set forth in the Prospectus. The Company and the Forward Seller acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter, and that the Underwriters intend to first allocate the Borrowed Shares to purchasers in the public offering.

    (d)        Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company and the Forward Seller to the Representatives in the case of the Underwritten Shares, at the offices of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 at 9:00 A.M., central time, on November 21, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares . The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the “Additional Closing Date.”

        Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery of the Shares through The Depository Trust Company to the Representatives for the respective accounts of the several Underwriters.

    (e)        The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter, the Forward Seller or the Forward Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the Forward Agreement or the offering of Shares contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

    3.        Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the Forward Seller that:

    (a)        Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus. Each Preliminary Prospectus delivered to the Underwriters for use in connection with the offering of the Shares was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the Securities Act.

    (b)        Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date hereof and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto. Each Prospectus delivered to the Underwriters for use in connection with the offering of the Shares was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the Securities Act.

    (c)        Incorporated Documents. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (d)        Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, any Preliminary Prospectus, and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, stockholders’ equity and cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, except as may be otherwise stated therein and except to the extent that certain information normally disclosed in financial statements and related notes may be omitted or condensed in the quarterly financial statements of the Company and its consolidated subsidiaries if done so pursuant to the rules and regulations of the Commission, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

    (e)        No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been (A) any change in the capital stock or long-term debt of the Company or any of its subsidiaries, except for subsequent issuances, if any, pursuant to the Company’s Stock Investment Plan or any employee or director benefit or compensation plans of the Company or its wholly-owned subsidiaries described in, or filed or incorporated by reference as an exhibit to, the documents incorporated by reference in the Prospectus, (B) any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, except as set forth in the Prospectus under “Price Range of Common Stock and Dividends,” or (C) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or business prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, except as otherwise disclosed in the Registration Statement and Prospectus and for borrowings under the commercial paper programs of the Company and its subsidiaries; and (iii) the Company and its subsidiaries, taken as a whole, have not sustained any material loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus. The Company does not have any material contingent obligations required to be disclosed in the Registration Statement and Prospectus which are not disclosed therein.

    (f)        Organization and Good Standing. The Company has been duly organized and is validly existing as a corporation under the laws of the State of Wisconsin with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; the Company has not filed Articles of Dissolution with the Department of Financial Institutions of the State of Wisconsin, and no grounds exist for the Department of Financial Institutions of the State of Wisconsin to dissolve such corporation administratively pursuant to the provisions of the Wisconsin Business Corporation Law; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure to so qualify and be in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

    (g)        Subsidiaries. Each of Wisconsin Public Service Corporation, a Wisconsin corporation (“WPSC”), WPS Resources Capital Corporation, a Wisconsin corporation, WPS Energy Services, Inc., a Wisconsin corporation, WPS Power Development, LLC, a Wisconsin limited liability company, and WPS Investments, LLC, a Wisconsin limited liability company (each a “Significant Subsidiary”), has been duly organized and is validly existing under the laws of the jurisdiction of its incorporation or organization and has corporate or limited liability company power, as applicable, and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; no Significant Subsidiary which is organized under the laws of the State of Wisconsin has filed Articles of Dissolution with the Department of Financial Institutions of the State of Wisconsin, and no grounds exist for the Department of Financial Institutions of the State of Wisconsin to dissolve any such Significant Subsidiary administratively pursuant to the provisions of the Wisconsin Business Corporation Law or Chapter 183 of the Wisconsin Statutes, as applicable; each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

    (h)        Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth under the heading “Description of common stock—General” in the Basic Prospectus and “Summary — The offering” in the Prospectus Supplement (except for subsequent issuances, if any, pursuant to the Company’s Stock Investment Plan or any employee or director benefit or compensation plans of the Company or its wholly-owned subsidiaries described in, or filed or incorporated by reference as an exhibit to, the documents incorporated by reference in the Prospectus); all of the issued and outstanding shares of Common Stock (including the Borrowed Shares) have been duly and validly authorized and issued and are fully paid and nonassessable, except with respect to wage claims of employees of the Company as provided under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted, and are not subject to any preemptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

    (i)        Ownership of Significant Subsidiaries. All of the issued and outstanding shares of capital stock or other equity interests of the Significant Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, except with respect to wage claims of employees of those Significant Subsidiaries which are subject to Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted; the Company owns, beneficially and of record, all of the capital stock or other equity interests of each Significant Subsidiary, directly or through subsidiaries, in each case free and clear of any mortgage, pledge, lien, encumbrance, claim or equity, other than the preferred stock of WPSC; none of the outstanding shares of capital stock or other equity interests of the Significant Subsidiaries were issued in violation of the preemptive or similar rights of any security holder of such subsidiary. The Company has no subsidiaries which, either individually or considered in the aggregate as a single subsidiary, constitute a “significant subsidiary” as defined in Rule 405 under the Securities Act, other than the Significant Subsidiaries.

    (j)        Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and the Forward Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of this Agreement and the Forward Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken.

    (k)        Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

    (l)        Forward Agreement. The Forward Agreement has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the Forward Purchaser, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general principles of equity (the “Bankruptcy Exceptions”).

    (m)        The Shares. (i) The Company Shares and the Option Shares have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable, except with respect to wage claims of employees of the Company as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted.

    (ii)        The shares of Common Stock to be purchased by the Forward Purchaser from the Company pursuant to the Forward Agreement, whether due to physical settlement or as a result of acceleration of the Forward Agreement or otherwise, have been duly authorized by the Company and reserved for issuance and, when issued and delivered by the Company to the Forward Purchaser pursuant to the Forward Agreement against payment of the consideration set forth therein, will be duly and validly issued and will be fully paid and nonassessable, except with respect to wage claims of employees of the Company as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted, and will not be subject to any preemptive or similar right.

    (iii)        The Shares will conform in all material respects to the descriptions thereof in the Prospectus; the issuance of the Company Shares is not subject to any preemptive or similar rights; the Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Bankruptcy Exceptions; and the Rights have been duly authorized by the Company and, when issued upon issuance of the Shares, will be validly issued, and the shares of Common Stock issuable upon the exercise of the Rights have been duly authorized by the Company and validly reserved for issuance, and, upon the exercise of the Rights in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable, except with respect to wage claims of employees of the Company as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted, and will not be subject to any preemptive or similar right.

    (n)        Descriptions of this Agreement and the Forward Agreement. This Agreement and the Forward Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

    (o)        No Violation or Default. Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject; or (iii), except as set forth in the Registration Statement and Prospectus, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

    (p)        No Conflicts. The execution, delivery and performance by the Company of each of this Agreement and the Forward Agreement, the issuance and sale of the Company Shares and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Significant Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

    (q)        No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required to be obtained by the Company or any of its subsidiaries for the execution, delivery and performance by the Company of this Agreement and the Forward Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement and the Forward Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

    (r)        Legal Proceedings. Except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under, or consummate any of the transactions contemplated by, this Agreement or the Forward Agreement; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

    (s)        Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries as required by the Securities Act and under the applicable rules and regulations of the Public Company Accounting Oversight Board.

    (t)        Title to Real Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except as otherwise disclosed in the Registration Statement and Prospectus and for those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

    (u)        No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

    (v)        Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

    (w)        Public Utility Holding Company Act. Neither the Company nor any of its subsidiaries is currently required to register as a “holding company” under the Public Utility Holding Company Act of 1935, as amended.

    (x)        Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes, other than taxes that are being disputed in good faith by the Company or any of its subsidiaries, and have filed all material tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

    (y)        Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where the revocation, modification or non-renewal of the same would not, individually or in the aggregate, have a Material Adverse Effect.

    (z)        No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, except as disclosed in the Prospectus.

    (aa)        Compliance With Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case as otherwise disclosed in the Prospectus and for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

    (bb)        Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived.

    (cc)        Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement and Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) except for changes in the Company’s internal controls as a result of the Company’s new customer billing and information system implemented as of October 1, 2005, no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

    (dd)        Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including general liability and directors and officers’ liability insurance, which insurance is in amounts and insures against such losses and risks as would be reasonably deemed adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

    (ee)        No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

    (ff)        No Restrictions on Subsidiaries. Except as otherwise disclosed in the Registration Statement and Prospectus, no Significant Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company or from making any other distribution on such Significant Subsidiary’s capital stock. Except as otherwise disclosed in the Registration Statement and Prospectus, no Significant Subsidiary is currently prohibited, directly or indirectly, from repaying to the Company any loans or advances to such Significant Subsidiary from the Company or from transferring any of such Significant Subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

    (gg)        No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement and the Forward Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

    (hh)        No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act.

    (ii)        No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

    (jj)        Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

    (ll)        Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

    4.        Representations and Warranties of the Forward Seller. The Forward Seller represents and warrants to each Underwriter that:

    (a)        Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Forward Seller and, at the Closing Date, such Forward Seller will have the full right, power and authority to sell, transfer and deliver the Borrowed Shares.

    (b)        Authorization of the Forward Agreement. The Forward Agreement has been duly authorized, executed and delivered by the Forward Purchaser and constitutes a valid and binding obligation of the Forward Purchaser, enforceable against the Forward Purchaser in accordance with its terms, except as the enforcement thereof may be limited by the Bankruptcy Exceptions.

    (c)        Right to Transfer. The Forward Seller will, at the Closing Date, have the free and unqualified right to transfer the Borrowed Shares to be sold by such Forward Seller hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of the Borrowed Shares and payment of the Purchase Price therefor as herein contemplated and assuming such Underwriter has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer the Borrowed Shares purchased by it from the Forward Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

    5.        Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

    (a)        Effectiveness of the Registration Statement. The Company will file the final Prospectus with the Commission, in a form previously furnished to the Underwriters and the Forward Seller for their review, within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus; and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day following the date of this Agreement in such quantities as the Representatives may reasonably request.

    (b)        Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein ; and (ii) to each Underwriter and the Forward Purchaser (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein ) as the Representatives or the Forward Purchaser may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters or counsel for the Forward Purchaser, a prospectus relating to the Shares is required by law to be delivered in connection with sales of the Shares by any Underwriter or dealer.

    (c)        Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives reasonably objects.

    (d)        Notice to the Representatives. During the Prospectus Delivery Period, the Company will advise the Representatives and the Forward Purchaser promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; and (v) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

    (e)        Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

    (f)        Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

    (g)        Clear Market. For a period of 90 days after the date of the Prospectus, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (1) the Company Shares to be sold hereunder, (2) the issuance and sale of shares of Common Stock by the Company to the Forward Purchaser under the Forward Agreement, and (3) the issuance and sale of shares of Common Stock under the Company’s Stock Investment Plan or any employee or director benefit or compensation plans of the Company or its wholly-owned subsidiaries described in, or filed or incorporated by reference in, the Registration Statement and Final Prospectus. Notwithstanding the foregoing and the terms and conditions of the lock-up agreements delivered pursuant to Section 5(h) of this Agreement, the Company, in its sole discretion, may allow certain executive officers and directors of the Company to sell or otherwise transfer up to an aggregate of 200,000 shares of Common Stock without the further written consent of the Underwriters.

    (h)        Lock-Up Agreements. Within 15 business days following the Closing Date, the Company will obtain and deliver to the Representatives a duly executed lock-up agreement, substantially in the form of Exhibit A hereto, from each director and officer of the Company that is subject to reporting obligations under Section 16 of the Exchange Act.

    (i)        Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Prospectus under the heading “Use of Proceeds”.

    (j)        No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

    (k)        Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the Company Shares on the New York Stock Exchange (the “Exchange”).

    (l)        Settlement Shares. The Company will reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock pursuant to the Forward Agreement.

    6.        Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

    (a)        Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

    (b)        Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

    (c)        No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities of the Company by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities of the Company (other than an announcement with positive implications of a possible upgrading).

    (d)        No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

    (e)        Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement and the Prospectus and, to the best knowledge of such officers, the representation set forth in Section 3(b) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

    (f)        Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

    (g)        Opinion of Counsel for the Company. Foley & Lardner LLP, counsel for the Company, shall have furnished to the Representatives and the Forward Purchaser, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters and the Forward Purchaser, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A hereto.

    (h)        Opinion of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Schiff Hardin LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

    (i)        No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

    (j)        Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate Secretary of State or other appropriate governmental agency or department of such jurisdictions.

    (k)        Exchange Listing. The Company Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange, Inc., subject to official notice of issuance.

    (l)        Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives, counsel for the Underwriters, and counsel for the Forward Purchaser and the Forward Seller such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance of sale of the Shares as contemplated herein or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of the conditions or agreements, contained herein.

        All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

    7.        Indemnification and Contribution.

    (a)        Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and the Forward Seller, their respective affiliates, directors and officers and each person, if any, who controls such Underwriter or the Forward Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; provided, however, that with respect to any such untrue statement in or omission from any Preliminary Prospectus, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter (or any affiliate, director or officer of such Underwriter or any person controlling such Underwriter) to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Underwriter and any such loss, claim, damage or liability of or with respect to such Underwriter results from the fact that both (i) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person and (ii) the untrue statement in or omission from such Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company with the provisions of Section 5 hereof.

    (b)        Indemnification of the Company and the Forward Seller. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Forward Seller, its directors, officers, employees, agents and representatives and each person, if any, who controls the Forward Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the paragraph under the caption “Underwriting—Offering price; concessions and reallowances,” the information contained under the caption “Underwriting—Price stabilization, short positions and penalty bids,” the information contained under the caption “Underwriting—Passive market making;” the information contained under the caption “Underwriting—Electronic prospectus delivery;” and the information furnished on behalf of J.P. Morgan Securities, Inc. and Banc of America Securities LLC, as applicable, in the paragraph under the caption “Underwriting—Other relationships.”

    (c)        Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company, and any such separate firm for the Forward Seller shall be designated in writing by the Forward Seller. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

    (d)        Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company (which benefits shall include the proceeds to be received by the Company pursuant to the Forward Agreement) on the one hand and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares (which benefits shall include the proceeds to be received by the Company pursuant to the Forward Agreement) and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (e)        Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

    (f)        Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

    8.        Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

    9.        Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Forward Seller, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

    10.        Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

    (b)        If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then each non-defaulting Underwriter shall purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

    (c)        If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

    (d)        Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

    11.        Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement and the Forward Agreement; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (viii) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange.

    (b)        If (i) this Agreement is terminated pursuant to Section 10, (ii) the Company for any reason fails to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

    12.        Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

    13.        Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Forward Seller and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Forward Seller or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

    14.        Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

    15.        Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

    (b)        Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-8358); Attention: Equity Syndicate Desk . Notices to the Company shall be given to it at 700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 53407-9001 (fax: (920) 433-7653), Attention: Joseph P. O’Leary.

    (c)        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    (d)        Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

    (e)        Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

    (f)        Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,
WPS RESOURCES CORPORATION
By /s/ Joseph P. O'Leary
Title: Senior Vice President and
Chief Executive Officer
J.P. MORGAN SECURITIES INC.
As agent for JPMorgan Chase Bank,
National Association
By /s/ Yaw Asamoah-Duodu
Authorized Signatory

Accepted: November 15, 2005

J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By: J.P.MORGAN SECURITIES INC.

By /s/ Yaw Asamoah-Duodu
                Authorized Signatory

By: BANC OF AMERICA SECURITIES LLC

By /s/ Peter Kind
                Authorized Signatory

Schedule 1

Underwriter	Number of Shares
J.P. Morgan Securities Inc.	2,792,200
Banc of America Securities LLC	1,421,400
A.G. Edwards & Sons, Inc.	230,000
Edward D. Jones & Co., L.P.	156,400
Total 4,600,000

Annex A

[Form of Opinion of Counsel for the Company]

    (a)        The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or, to the best knowledge of such counsel, threatened by the Commission.

    (b)        The Registration Statement, on its effective date, and the Prospectus, on the date hereof (other than, in each case, the financial statements, related schedules and other financial data or financial statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) complied or comply as to form in all material respects with the requirements of the Securities Act.

    (c)        The Company has been duly organized and is validly existing as a corporation under the laws of the State of Wisconsin with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; based solely on a certificate of the Department of Financial Institutions of the State of Wisconsin, the Company has not filed articles of dissolution with the Department of Financial Institutions of the State of Wisconsin, and the Department of Financial Institutions of the State of Wisconsin has not commenced proceedings to dissolve such corporation administratively pursuant to the provisions of the Wisconsin Business Corporation Law and has made no determination that grounds exist for such action; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or lease of substantial properties or the conduct of its business requires such qualification, except where the failure to so qualify and be in good standing would not, individually or in the aggregate, have a Material Adverse Effect .

    (d)        Each Significant Subsidiary is validly existing under the laws of the jurisdiction of its incorporation or organization, and has corporate or limited liability company power, as applicable, and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus; based solely on a certificate of the Department of Financial Institutions of the State of Wisconsin, no Significant Subsidiary which is organized under the laws of the State of Wisconsin has filed articles of dissolution with the Department of Financial Institutions of the State of Wisconsin, and the Department of Financial Institutions of the State of Wisconsin has not commenced proceedings to dissolve any such Significant Subsidiary administratively pursuant to the provisions of the Wisconsin Business Corporation Law or Chapter 183 of the Wisconsin Statutes, as applicable, and has made no determination that grounds exist for such action.

    (e)        The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the headings “Description of common stock—General” in the Basic Prospectus and “Summary — The offering” in the Prospectus Supplement (except for subsequent issuances, if any, pursuant to the Company’s Stock Investment Plan or any employee or director benefit or compensation plans of the Company or its wholly-owned subsidiaries described in, or filed or incorporated by reference as an exhibit to, the documents incorporated by reference in the Prospectus); all of the issued and outstanding shares of Common Stock (including the Borrowed Shares) have been duly and validly authorized and issued and are fully paid and nonassessable, except with respect to wage claims of employees of the Company as provided under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted, and assuming that any shares of Common Stock issued under the Company’s Stock Investment Plan or any employee or director benefit or compensation plans of the Company or its wholly-owned subsidiaries were issued and sold in accordance with the terms of such plans; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all of the outstanding shares of capital stock or other equity interests of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, except with respect to wage claims of employees of the Company and each Significant Subsidiary as provided under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted.

    (f)        The Company has full right, power and authority to execute and deliver the Underwriting Agreement and the Forward Agreement and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement and the Forward Agreement and the consummation of the transactions contemplated thereby have been duly and validly taken.

    (g)        The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    (h)        The Forward Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Bankruptcy Exceptions and except that no opinion as to enforceability need be expressed as to rights to indemnification and contribution provided therein or clauses concerning agreements to agree.

    (i)        The Shares to be issued and sold by the Company hereunder have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, except with respect to wage claims of employees of the Company as provided under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted, and the issuance of the Company Shares is not subject to any preemptive or similar rights.

    (j)        The shares of Common Stock to be purchased by the Forward Purchaser from the Company pursuant to the Forward Agreement, whether due to physical settlement, as a result of acceleration of the Forward Agreement or otherwise, have been duly authorized and reserved for issuance and, when issued and delivered by the Company to the Forward Purchaser pursuant to the Forward Agreement against payment of the consideration set forth therein, will be duly and validly issued and will be fully paid and nonassessable, except with respect to wage claims of employees of the Company as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted.

    (k)        In reliance upon the Commission Staff interpretation of Section 5 of the Securities Act set forth in the no action letter captioned Goldman Sachs & Co. (available October 9, 2003), the issuance and sale of shares of Common Stock by the Company to the Forward Purchaser in settlement of the Forward Agreement in accordance with the terms thereof will not require registration under the Securities Act and the Forward Purchaser will not have an obligation to deliver a Prospectus in connection with the shares of Common Stock delivered to it by the Company upon such settlements, assuming that (i) Prospectuses were delivered by the Underwriters in connection with sales of Shares in an amount equal to the Base Amount (as defined in the Forward Agreement), and (ii) the Forward Purchaser only delivers shares of Common Stock delivered to it by the Company to close out open borrowings created in the course of hedging activities created by the Forward Purchaser relating to its exposure under the Forward Agreement in compliance with the Forward Agreement.

    (l)        Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) to the best knowledge of such counsel, in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) to the best knowledge of such counsel, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect and except as set forth or incorporated by reference in the Prospectus.

    (m)        The execution, delivery and performance by the Company of this Agreement and the Forward Agreement, the issuance and sale of the Company Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, and the consummation of the transactions contemplated by this Agreement and the Forward Agreement will not (i), to the best knowledge of such counsel, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any Significant Subsidiary, (iii) to the best knowledge of such counsel, result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority except, in the case of clauses (i) and (iii) above, for such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect, or (iv) in and of itself cause the Forward Purchaser to become a “holding company” or to “form a holding company” within the meaning of Section 196.795(1) of the Wisconsin Statutes or violate Section 196.795(3) of the Wisconsin Statutes.

    (n)        No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required to be obtained by the Company for the execution, delivery and performance by the Company of this Agreement and the Forward Agreement, the issuance and sale of the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, and the consummation of the transactions contemplated by this Agreement and the Forward Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

    (o)        To the best knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

    (p)        The descriptions in the Prospectus of statutes and contracts and other documents are accurate in all material respects; the statements (i) in the Prospectus under the headings “Description of common stock” or “Underwriting—Forward sale agreement,” (ii) incorporated by reference in the Prospectus from Item 3 of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and (3) in the Registration Statement in Item 15, to the extent that they constitute summaries of the terms of stock, matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects; and, to the best knowledge of such counsel, (A) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus and that are not so described and (B) there are no statutes, regulations or contracts and other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been so filed or described.

    (q)        The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

    (r)        The documents incorporated by reference in the Prospectus (other than the financial statements, related schedules and other financial data or financial statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

    (s)        The Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Bankruptcy Exceptions; the Rights have been duly authorized by the Company, and, when issued upon issuance of the Shares, will be validly issued under the Rights Agreement, and the Common Stock issuable upon exercise of the Rights has been duly authorized by the Company and validly reserved for issuance upon the exercise of the Rights and, when issued upon such exercise in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable, except with respect to wage claims of employees of the Company as provided under Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as such statutory provision has been judicially interpreted.

    (t)        The Company and its subsidiaries have statutory authority, franchises, permits, easements and consents adequate to conduct the businesses in which they are respectively engaged without legal restrictions that would materially affect their ability to so conduct such business.

    (u)        The Company Shares have been approved for listing on The New York Stock Exchange, Inc.

        Such counsel shall also state that they have participated in conferences with representatives of the Company and with representatives of its independent accountants at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to lead such counsel to believe that the Registration Statement, at its effective date (including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements, related schedules and other financial data or financial statistical data included or incorporated by reference therein, as to which such counsel need express no belief).

        In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters.

        The opinion of Foley & Lardner LLP described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

Exhibit A

FORM OF LOCK-UP AGREEMENT

November ___, 2005

J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
As Representatives of
the several Underwriters listed in
Schedule I to the Underwriting
Agreement referred to below
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, NY 10172

Re:	WPS Resources Corporation — Public Offering

Ladies and Gentlemen:

        The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with WPS Resources Corporation, a Wisconsin corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of Common Stock, par value $1.00 per share, of the Company (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

        In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Banc of America Securities LLC, on behalf of the Underwriters, the undersigned will not, during the period ending 90 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

        In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

        The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

        The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

        This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,
[NAME OF DIRECTOR/OFFICER]
By: _______________________
Name:
Title: